Exhibit 10.2

SUBSCRIPTION AGREEMENT

This subscription agreement (the “Subscription Agreement”) is dated as of April 17, 2006, by and between the investor identified on the signature page hereto (the “Investor”) and SCOLR Pharma, Inc., a Delaware corporation (the “Company”), whereby the parties agree as follows:

1. Subscription.

(a) Investor agrees to buy and the Company agrees to sell and issue to Investor such number of shares of common stock of the Company, $0.001 par value per share (the “Shares”), set forth on the signature page hereto, for an aggregate purchase price set forth on the signature page hereto (the “Purchase Price”).

(b) The Shares have been registered on a Registration Statement on Form S-3, Registration Statement No. 333-129275, which registration statement (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission, has remained effective since such date and is effective on the date hereof.

(c) Settlement of the purchase and sale of the Shares shall occur via Investor’s brokerage account with Roth Capital Partners, LLC or Taglich Brothers, Inc., as the case may be (each a placement agent engaged by the Company in connection with the sale and issuance of the Shares and referred to herein as a “Placement Agent”).

(d) IF INVESTOR ELECTS SETTLEMENT VIA DELIVERY VERSUS PAYMENT (“DVP”), INVESTOR SHALL AFFIRM THE TRADE NO LATER THAN ONE (1) BUSINESS DAY AFTER THE TRADE DATE AS DETERMINED BY THE PLACEMENT AGENTS AND COMMUNICATED TO THE INVESTOR, AND WHICH SHALL BE NO LATER THAN APRIL 21, 2006 (THE “TRADE DATE”), AND THE PURCHASE AND SALE OF THE SHARES SHALL BE SETTLED THREE (3) BUSINESS DAYS AFTER THE TRADE DATE (THE “CLOSING DATE”).

(e) IF INVESTOR ELECTS SETTLEMENT VIA A CASH ACCOUNT WITH A PLACEMENT AGENT, INVESTOR SHALL REMIT THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE TO SUCH INVESTOR’S BROKERAGE ACCOUNT WITH THE APPLICABLE PLACEMENT AGENT AS SOON AS IS PRACTICABLE, AND IN ANY EVENT NO LATER THAN THE CLOSING DATE.

(f) Funds shall be delivered by the applicable Placement Agent on behalf of the Investor to the Company on the Closing Date unless (i) the agreement between the Company and the Placement Agents (the “Placement Agency Agreement”) is terminated pursuant to the terms thereof or (ii) the conditions to closing in the Placement Agency Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all other investors of the Shares that they have agreed to purchase from the Company. The Placement Agents shall have no rights in or to any of the funds delivered by Investor pursuant to this Subscription Agreement.

(g) On the Closing Date, the Company shall deliver the Shares to Investor’s brokerage account with the applicable Placement Agent, such Shares to be registered in such name or names as designated in writing by the Investor. The Shares shall be unlegended and free of any resale restrictions.

(h) THE OFFERING AND SALE OF THE SHARES IS BEING MADE ON A “BEST EFFORTS” BASIS BY THE PLACEMENT AGENTS, AND NOT ON AN UNDERWRITTEN

BASIS. SETTLEMENT IS BEING MADE THROUGH BROKERAGE ACCOUNTS ESTABLISHED WITH THE PLACEMENT AGENTS FOR INVESTOR’S CONVENIENCE ONLY.

2. Company Representations and Warranties. The Company represents and warrants that: (a) it has full right, power and authority to enter into this Subscription Agreement and to perform all of its obligations hereunder; (b) this Subscription Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms; (c) the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Company’s certificate of incorporation or bylaws, or (ii) any material agreement to which the Company is a party or by which any of its property or assets is bound; (d) the Shares have been duly authorized for sale and issuance, and when issued and delivered by the Company against payment therefor pursuant to this Subscription Agreement, will be validly issued, fully paid and nonassessable; (e) the Registration Statement and any post-effective amendment thereto, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (f) the prospectus contained in the Registration Statement, as amended or supplemented, did not contain as of the effective date thereof, and as of the date hereof does not contain, any untrue statement of a material factor omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (g) all preemptive rights or rights of first refusal held by shareholders of the Company and applicable to the transactions contemplated hereby have been duly satisfied or waived in accordance with the terms of the agreements between the Company and such shareholders conferring such rights.

3. Investor Representations, Warranties and Acknowledgments. The Investor represents and warrants that: (a) it has full right, power and authority to enter into this Subscription Agreement and to perform all of its obligations hereunder; (b) this Subscription Agreement has been duly authorized and executed by the Investor and constitutes a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms; (c) the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Investor’s certificate of incorporation or bylaws (or other governing documents), or (ii) any material agreement or any law or regulation to which the Investor is a party or by which any of its property or assets is bound; and (d) prior to the execution hereof, Investor has received the Company’s preliminary prospectus supplement, and the accompanying base prospectus dated November 17, 2005, relating to the Company’s sale of the Shares.

4. Miscellaneous.

(a) This Subscription Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter, and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription Agreement. This Subscription Agreement may be modified only in writing signed by the parties hereto.

(b) This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

(c) The provisions of this Subscription Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction may determine that any one or more of the provisions or part of the provisions contained in this Subscription Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription Agreement and this Subscription Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.

(d) All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile or electronic mail, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

(e) This Subscription Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable legal fees and disbursements incurred in enforcement of, or protection of any of its rights under this Subscription Agreement.

[Signature page follows]

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription Agreement.

SCOLR PHARMA, INC.

By:
Daniel Wilds, President and
Chief Executive Officer

Number of Shares: _________________________________

Purchase Price Per Share: ___________________________	Address for Notice to the Company:

Aggregate Purchase Price: ___________________________	SCOLR Pharma, Inc. 3625 132nd Avenue SE, Suite 400
INVESTOR: ______________________________________	Bellevue, Washington 98006 Facsimile: (425) 373-0181 Attention: Chief Financial Officer

By:
Name:
Title:

Address for Notice to Investor:

Facsimile: _________________________________________

Email: ____________________________________________

Attention: _________________________________________

[SIGNATURE PAGE TO SCOLR PHARMA, INC. SUBSCRIPTION AGREEMENT]